Exhibit 99.1

Press Release

Federated Investors, Inc. Reports Second Quarter 2005 Results

•	Assets Under Management Reach Record $204.7 Billion at Quarter End

•	Acquisition of Alliance Capital Management L.P.’s Cash Management Assets Completed

•	Q2 2005 Revenue Reaches Record $221.3 Million

(PITTSBURGH, Pa., July 28, 2005) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment managers, today reported earnings per diluted share from continuing operations of $0.35 for the quarter ended June 30, 2005, compared with $0.44 for the same quarter last year. Income from continuing operations was $37.8 million for Q2 2005 compared to $48.6 million for Q2 2004.

Federated’s Q2 2005 results include a pretax charge to income of $6.6 million for various legal, regulatory and compliance matters, including a net increase of $5.0 million to the estimate of costs for the company’s anticipated settlement of governmental inquiries (Settlement Charges). Certain portions of the Settlement Charges are not tax deductible. The changes made to the Settlement Charges in Q2 2005 reduced net earnings by $0.09 per diluted share.

Federated’s total managed assets were a period-end record $204.7 billion at June 30, 2005, up $20.9 billion or 11 percent from $183.8 billion at June 30, 2004 and up 14 percent from $179.0 billion at March 31, 2005. The increase in assets under management was due to the significant organic growth of Federated’s money market assets across distribution channels and to the conversion of managed assets totaling $0.8 billion in Q1 2005 and $18.5 billion in Q2 2005 related to Federated’s acquisition of Alliance Capital Management L.P.’s cash management assets.

“Federated experienced money market asset growth in each of its major distribution channels during the second quarter,” said J. Christopher Donahue, president and CEO. “We are optimistic about continuing to grow this part of our business, both organically and through acquisitions such as the Alliance transaction.”

Federated’s board of directors declared a quarterly dividend of $0.15 per share. The dividend is payable on August 15, 2005, to shareholders of record as of August 8, 2005.

Contacts:
MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Investors Reports Q2 Results

July 28, 2005

Through its mutual funds and separately managed accounts, Federated managed $53.2 billion in equity and fixed-income assets as of June 30, 2005, a one percent increase from $52.5 billion at June 30, 2004. Average managed assets for Q2 2005 were $193.1 billion, up $2.6 billion from $190.5 billion reported for Q2 2004 and $13.7 billion higher than the $179.4 billion in average managed assets reported for Q1 2005.

Federated’s equity assets increased to $28.9 billion at June 30, 2005, compared to $28.3 billion at March 31, 2005, and $26.6 billion at June 30, 2004. Federated had $1.3 billion in gross equity fund sales during the quarter. For Q2 2005, Federated had $176 million in net equity fund redemptions and exchanges. The top selling equity funds, on a net basis, were Federated Market Opportunity Fund, Federated Muni and Stock Advantage Fund, Federated Strategic Value Fund and Federated Kaufmann Small Cap Fund.

Federated’s equity managed account product had $170 million in gross sales and $111 million in net sales during the quarter as overall assets in the product grew to $1.3 billion. Sales continued to be led by the Strategic Value (Equity Income) Strategy.

Federated’s fixed-income assets were $24.4 billion at June 30, 2005, down $522 million from March 31, 2005, and down $1.5 billion from June 30, 2004. Federated had $1.4 billion in gross fixed-income fund sales during the quarter. For Q2 2005, Federated had $676 million in net fixed-income fund redemptions and exchanges. The top selling fixed-income funds, on a net basis, were Federated Capital Preservation Fund, Federated Total Return Government Bond Fund, Federated Municipal High Yield Advantage Fund, Inc. and Federated Mortgage Fund.

Money market mutual fund and separately managed account assets totaled $151.4 billion at the end of Q2 2005, up $20.0 billion or 15 percent from $131.4 billion at the end of Q2 2004 and up $25.7 billion or 20 percent from $125.7 billion at the end of Q1 2005. Money market mutual fund assets increased to $136.9 billion at the end of Q2 2005, up 17 percent from $117.5 billion at the end of Q2 2004 and up 25 percent from $109.9 billion at the end of Q1 2005. Money market separate account assets were $14.6 billion at the end of Q2 2005, up six percent from $13.8 billion at the end of Q2 2004 and down eight percent from the end of Q1 2005, due largely to seasonality.

Financial Summary

For the quarter ended June 30, 2005, revenue increased four percent to a record $221.3 million compared to $213.1 million for Q2 2004. Revenue growth during the quarter was due primarily to a $13.6 million increase from the conversion of the Alliance money market assets and a $7.3 million increase derived from increased average equity assets. These revenue increases were partially offset by a $10.6 million decline in revenues derived from decreased fixed-income and money market average assets (excluding the money market assets acquired from Alliance). For Q2 2005, Federated derived 42 percent of its revenue from money market assets, 38 percent from equity assets, 17 percent from fixed-income assets and three percent from other sources.

Federated Investors Reports Q2 Results

July 28, 2005

Operating expenses for Q2 2005 of $147.7 million increased $17.8 million or 14 percent from $129.9 million for Q2 2004. The increase was due primarily to $11.6 million in marketing and distribution expenses associated with the Alliance transaction as well as the $5.0 million net increase to the Settlement Charges recorded as other expenses.

Federated will host an earnings conference call at 9 a.m. Eastern on Friday, July 29, 2005. Investors are invited to listen to Federated’s Q2 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9 a.m. start time for the teleconference. The call may also be accessed in real time on the Internet via the About Us section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and until Aug. 5, 2005, by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 7998115.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing $204.7 billion in assets as of June 30, 2005. With 138 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,700 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry and in the top six percent of both fixed-income fund and equity fund managers1. For more information, visit FederatedInvestors.com.

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1 Strategic Insight, May 31, 2005. Based on assets in open-end funds.

Certain statements in this press release, such as those related to the company’s continued growth of money market assets, constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Among other risks and uncertainties is the ability of the company to continue to grow money market assets through its client base and to identify and complete mergers and acquisitions in a cost-effective manner and the risk factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements.

For more complete information on Federated funds, please visit FederatedInvestors.com for prospectuses. Investors should consider the fund’s investment objectives, risks, charges, and expenses carefully before investing. Information about these and other important subjects is in the fund’s prospectus, which should be read carefully before investing.

Federated Securities Corp. is distributor of the Federated funds.

Separately managed accounts are made available through Federated Investment Counseling, a registered investment advisor.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Federated Investors Reports Q2 Results

July 28, 2005

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Quarter Ended June 30,		% Change Q2 2004 to Q2 2005	Quarter Ended March 31, 2005	% Change Q1 2005 to Q2 2005
	2005	2004
Revenue
Investment advisory fees, net	$138,890	$137,137	1%	$134,879	3%
Administrative service fees, net	32,726	34,543	(5)	30,056	9
Other service fees, net	47,456	39,624	20	39,178	21
Other, net	2,182	1,780	23	1,785	22

Total Revenue	221,254	213,084	4	205,898	7

Operating Expenses
Compensation and related	44,005	41,852	5	44,409	(1)
General and administrative
Marketing and distribution	52,320	40,544	29	38,354	36
Professional service fees	7,649	10,206	(25)	7,915	(3)
Office and occupancy	5,700	5,660	1	5,762	(1)
Systems and communications	5,713	4,761	20	4,596	24
Advertising and promotional	4,422	4,277	3	3,220	37
Travel and related	3,187	3,184	0	2,477	29
Other	8,267	2,774	198	53,656	(85)

Total general and administrative	87,258	71,406	22	115,980	(25)
Amortization of deferred sales commissions	12,940	13,964	(7)	13,599	(5)
Amortization of intangible assets	3,525	2,692	31	2,479	42

Total Operating Expenses	147,728	129,914	14	176,467	(16)

Operating Income	73,526	83,170	(12)	29,431	150

Nonoperating Income (Expenses)
Investment income, net	1,811	633	186	1,593	14
Debt expense––recourse	(91)	(90)	1	(83)	10
Debt expense––nonrecourse	(4,444)	(5,246)	(15)	(4,587)	(3)
Other	(8)	(34)	(76)	(44)	(82)

Total Nonoperating Expenses, net	(2,732)	(4,737)	(42)	(3,121)	(12)

Minority interest	2,478	2,478	0	2,449	1

Income from continuing operations before income taxes	68,316	75,955	(10)	23,861	186
Income tax provision	30,522	27,306	12	16,678	83

Income from continuing operations	37,794	48,649	(22)	7,183	426

Discontinued operations, net of tax	(33)	2,000	(102)	(155)	79

Net Income	$37,761	$50,649	(25)%	$7,028	437%

Earnings Per Share—Basic*
Income from continuing operations	$0.36	$0.45	(20)%	$0.07	414%
(Loss) Income from discontinued operations	$(0.00)	$0.02	(100)%	$(0.00)	0

Net Income	$0.36	$0.47	(23)%	$0.07	414%

Earnings Per Share—Diluted*
Income from continuing operations	$0.35	$0.44	(20)%	$0.07	400%
(Loss) Income from discontinued operations	$(0.00)	$0.02	(100)%	$(0.00)	0

Net Income**	$0.35	$0.46	(24)%	$0.06	483%

Weighted-average shares outstanding
Basic	105,908	107,654		106,326
Diluted	107,857	110,919		108,322

Dividends declared per share	$0.150	$0.102		$0.125

*	Federated’s Q2 2005, Q2 2004 and Q1 2005 results include pretax charges to income for various legal, regulatory and compliance matters of $6.6 million, $5.0 million and $52.9 million respectively, which reduced earnings per diluted share by $0.09, $0.02 and $0.39 respectively.
**	May not sum due to rounding.

Federated Investors Reports Q2 Results

July 28, 2005

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Six Months Ended June 30,		% Change
	2005	2004
Revenue
Investment advisory fees, net	$273,768	$278,703	(2)%
Administrative service fees, net	62,781	70,281	(11)
Other service fees, net	86,635	81,097	7
Other, net	3,967	3,683	8

Total Revenue	427,151	433,764	(2)

Operating Expenses
Compensation and related	88,414	88,125	0
General and administrative
Marketing and distribution	90,674	82,043	11
Professional service fees	15,564	19,045	(18)
Office and occupancy	11,462	10,626	8
Systems and communications	10,309	9,914	4
Advertising and promotional	7,641	8,065	(5)
Travel and related	5,664	5,699	(1)
Other	61,923	5,184	1,095

Total general and administrative	203,237	140,576	45
Amortization of deferred sales commissions	26,539	28,277	(6)
Amortization of intangible assets	6,004	5,351	12

Total Operating Expenses	324,194	262,329	24

Operating Income	102,957	171,435	(40)

Nonoperating Income (Expenses)
Investment income, net	3,404	1,326	157
Debt expense––recourse	(174)	(182)	(4)
Debt expense––nonrecourse	(9,031)	(10,692)	(16)
Other	(52)	(123)	(58)

Total Nonoperating Expenses, net	(5,853)	(9,671)	(39)

Minority interest	4,927	4,989	(1)

Income from continuing operations before income taxes	92,177	156,775	(41)
Income tax provision	47,199	56,939	(17)

Income from continuing operations	44,978	99,836	(55)

Discontinued operations, net of tax	(189)	2,546	(107)

Net Income	$44,789	$102,382	(56)%

Earnings Per Share—Basic*
Income from continuing operations	$0.42	$0.92	(54)%
(Loss) Income from discontinued operations	$(0.00)	$0.02	(100)%

Net Income**	$0.42	$0.95	(56)%

Earnings Per Share—Diluted*
Income from continuing operations	$0.42	$0.90	(53)%
(Loss) Income from discontinued operations	$(0.00)	$0.02	(100)%

Net Income**	$0.41	$0.92	(55)%

Weighted-average shares outstanding
Basic	106,116	108,025
Diluted	108,089	111,432

Dividends declared per share	$0.275	$0.187

*	Federated’s YTD 2005 and 2004 results include a pretax charge to income for various legal, regulatory and compliance matters of $59.5 million and $9.2 million respectively, which reduced earnings per diluted share by $0.47 and $0.05, respectively.
**	May not sum due to rounding.

Federated Investors Reports Q2 Results

July 28, 2005

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2005	Dec. 31, 2004
Assets
Cash and other short-term investments	$240,234	$258,271
Other current assets	78,517	64,229
Deferred sales commissions, net	264,582	286,650
Intangible assets, net	337,225	311,974
Other long-term assets	30,938	33,564

Total Assets	$951,496	$954,688

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$194,695	$175,367
Long-term debt—recourse	0	8
Long-term debt—nonrecourse	266,416	284,915
Other long-term liabilities and minority interest	34,070	36,645
Shareholders’ equity excluding treasury stock	1,008,337	994,199
Treasury stock	(552,022)	(536,446)

Total Liabilities, Minority Interest and Shareholders’ Equity	$951,496	$954,688

Changes in Equity and Fixed-Income Fund Assets

(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Equity Funds
Beginning Assets	$25,279	$23,994	$25,951	$22,817

Sales	1,309	1,422	2,688	3,385
Redemptions	(1,490)	(1,400)	(3,016)	(2,933)

Net (redemptions) sales	(181)	22	(328)	452
Net exchanges	5	49	28	113
Other*	470	9	(78)	692

Ending Assets	$25,573	$24,074	$25,573	$24,074

Fixed-Income Funds
Beginning Assets	$20,596	$23,824	$21,137	$24,004

Sales	1,387	1,884	2,872	4,508
Redemptions	(2,055)	(3,713)	(4,043)	(6,758)

Net redemptions	(668)	(1,829)	(1,171)	(2,250)
Net exchanges	(8)	(171)	(41)	(195)
Acquisition Related	50	0	50	0
Other*	267	(351)	262	(86)

Ending Assets	$20,237	$21,473	$20,237	$21,473

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Investors Reports Q2 Results

July 28, 2005

(in millions)

MANAGED ASSETS	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004
By Asset Class
Equity	$28,886	$28,345	$29,013	$26,217	$26,598
Fixed-income	24,357	24,879	25,953	25,926	25,858
Money market	151,431	125,747	124,302	125,474	131,385

Total Managed Assets	$204,674	$178,971	$179,268	$177,617	$183,841

By Market
Trust	$91,555	$84,681	$86,947	$86,968	$91,507
Broker/dealer	68,780	49,283	47,706	45,103	45,570
Institutional	22,805	21,971	23,135	23,400	24,418
International	2,798	2,957	2,855	2,606	2,486
Other	18,736	20,079	18,625	19,540	19,860

Total Managed Assets	$204,674	$178,971	$179,268	$177,617	$183,841

By Product Type
Mutual Funds:
Equity	$25,573	$25,279	$25,951	$23,589	$24,074
Fixed-income	20,237	20,596	21,137	21,315	21,473
Money market	136,852	109,895	110,559	112,672	117,543

Total Fund Assets	$182,662	$155,770	$157,647	$157,576	$163,090

Separate Accounts:
Equity	$3,313	$3,066	$3,062	$2,628	$2,524
Fixed-income	4,121	4,283	4,816	4,611	4,385
Money market	14,578	15,852	13,743	12,802	13,842

Total Separate Accounts	$22,012	$23,201	$21,621	$20,041	$20,751

Total Managed Assets	$204,674	$178,971	$179,268	$177,617	$183,841

	Quarter Ended
AVERAGE MANAGED ASSETS	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004
By Asset Class
Equity	$28,279	$28,558	$27,659	$25,746	$26,104
Fixed-income	24,590	25,463	26,014	26,079	27,366
Money market	140,191	125,385	125,272	129,933	137,022

Total Avg. Assets	$193,060	$179,406	$178,945	$181,758	$190,492

By Product Type
Mutual Funds:
Equity	$25,114	$25,521	$24,793	$23,207	$23,686
Fixed-income	20,410	21,013	21,262	21,606	22,461
Money market	125,037	109,334	112,373	116,753	122,089

Total Avg. Fund Assets	$170,561	$155,868	$158,428	$161,566	$168,236

Separate Accounts:
Equity	$3,165	$3,037	$2,866	$2,539	$2,418
Fixed-income	4,180	4,450	4,752	4,473	4,905
Money market	15,154	16,051	12,899	13,180	14,933

Total Avg. Separate Acct.	$22,499	$23,538	$20,517	$20,192	$22,256

Total Avg. Assets	$193,060	$179,406	$178,945	$181,758	$190,492

	Quarter Ended
ADMINISTERED ASSETS	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004
Period End	$17,612	$18,169	$37,164	$36,289	$43,566
Average	$17,661	$19,365	$36,558	$41,024	$43,331